EXETER FUND, INC.





                               Defensive Series

                            Blended Asset Series I

                           Blended Asset Series II

                            Maximum Horizon Series


                                 Prospectus
                              February 27, 1998
                               as Supplemented
                                May 18, 1998

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                               Defensive Series
                            Blended Asset Series I
                           Blended Asset Series II
                            Maximum Horizon Series

        Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a "Class" and collectively, the "Classes") of the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Fund (individually and collectively, the "Series").

        The primary objective of the Defensive Series is preservation of capital (i.e., to minimize the risk of negative returns), with a secondary objective of long-term growth. The Advisor will seek to achieve this objective by using a conservative asset mix as well as conservative investment strategies within those asset classes. This conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term defensive.

       The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable.

         The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective is the preservation of capital.

       The primary objective of the Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market.

      This Prospectus provides you with the basic information you should know before investing in the Series. The Fund's other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information dated February 27, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this Prospectus is February 27, 1998.

                                EXETER FUND, INC.


                               Defensive Series
                            Blended Asset Series I
                           Blended Asset Series II
                            Maximum Horizon Series


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              Table of Contents



Annual Operating Expenses                                        2
Financial Highlights                                            12
The Fund                                                        16
Risk and Investment Objectives and Policies                     16
Risk and Additional Information about Investment Policies       18
Principal Investment Restrictions                               22
Management                                                      23
Distribution of Fund Shares                                     23
Yield and Total Return                                          24
Purchases, Exchanges and Redemptions of Shares                  24
Share Price                                                     26
Dividends and Tax Status                                        27
General Information                                             28
Appendix                                                        29

EXPENSES

Shareholder Transaction Expenses
(as a percentage of offering price)        ALL CLASSES
     Maximum Sales Charge Imposed on Purchases  None
     Redemption Fees 1                          None
     Exchange Fees 2                            None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

Annual Operating Expenses - Class A Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class A Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class A Shares of Each Series
(as a percentage of average net assets):




                                   Blended     Blended     Maximum
                        Defensive  Asset       Asset       Horizon
                        Series 1   Series I 1  Series II 1 Series 1


Management Fees (After
Reduction of Fees)      0.00%2     0.96%2      1.00%       0.65%2

Rule 12b-1 Fees         None       None        None        None

Other Expenses(After
Expense Reimbursement)  1.00%2     0.24%2      0.15%       0.55%2

Total Operating Expenses
(After Fee Reductions
and Expense
Reimbursements)         1.00%2       1.20%     1.15%3       1.20%2






1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class A Shares of such Series, (i) management fees absent fee waivers,
      (ii) other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements.




         Class A Shares   Defensive   Blended Asset Maximum
                          Series      SeriesI       Horizon Series


Management Fees...........0.80%       1.00%         1.00%
Other Expenses............1.79%       0.24%         0.55%
Total Operating Expenses..2.59%       1.24%         1.55%




3 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed 1.20%.

      The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

Example - Class A Shares

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                            1 year   3 years   5 years   10 years


Defensive Series            $ 10     $ 32      $ 55      $ 122
Blended Asset Series I        12       38        66        145
Blended Asset Series II       12       37        63        140
Maximum Horizon Series        12       38        66        145






The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class B Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class B Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class B Shares of Each Series (as a percentage of average net assets):


                    Defensive   Blended Asset   Blended Asset   Maximum
                    Series 1    Series I  1     Series II  1    Horizon Series
1


Management Fees
(After Reduction
of Fees)....        0.00%2      0.96%2          1.00%            0.65%2

Rule 12b-1 Fees3    1.00%       1.00%           1.00%            1.00%

Other Expenses
(After Expense
Reimbursement)      1.00%2      0.24%2          0.15%            0.55%2

Total Operating
Expenses (After Fee
Reductions and
Expense
Reimbursements)     2.00%2      2.20%2          2.15%4           2.20%2



1 The Defensive Series, Blended Asset Series I , Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class B Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class B Shares             Defensive   Blended Asset  Maximum Horizon
                           Series      Series I       Series


Management Fees........... 0.80%       1.00%          1.00%
Rule 12b-1 Fees........... 1.00%       1.00%          1.00%
Other Expenses............ 1.79%       0.24%          0.55%
Total Operating Expenses.. 3.59%       2.24%          2.55%



3 Of the Rule 12b-1 fees for the Class B shares, 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed 2.20%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example  - Class B Shares

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                         1 year   3 years   5 years   10 years



Defensive Series         $20      $63       $108      $233
Blended Asset Series I    22       69        118       253
Blended Asset Series II   22       67        115       248
Maximum Horizon Series    22       69        118       253


The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class C Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class C Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class C Shares of Each Series (as a percentage of average net assets):



                        Defensive   Blended Asset   Blended Asset  Maximum
                        Series 1    Series I  1     Series II  1   Horizon
                                                                   Series 1


Management Fees (After
Reduction of Fees)...   0.00%2      0.96%2          1.00%          0.65%2

Rule 12b-1 Fees 3.......0.75%       0.75%           0.75%          0.75%

Other Expenses( After
Expense Reimbursement)..1.00%2      0.24%2          0.15%          0.55%2

Total Operating Expenses
(After Fee Reductions
and Expense
Reimbursements).........1.75%2      1.95%2          1.90%4         1.95%2






1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class C Shares of such Series, (i) management fees absent fee waivers, (ii) other expense absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.


Class C Shares               Defensive  Blended Asset   Maximum Horizon
                             Series     Series I        Series


Management Fees...........   0.80%      1.00%           1.00%
Rule 12b-1 Fees...........   0.75%      0.75%           1.00%
Other Expenses............   1.79%      0.24%           0.55%
Total Operating Expenses..   3.34%      1.99%           2.30%






3 Of the Rule 12b-1 fees for the Class C shares, up to 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed 1.95%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class C Shares

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                          1 year   3 years   5 years   10 years


Defensive Series          $18      $55       $ 95      $206
Blended Asset Series I     20       61        105       227
Blended Asset Series II    19       60        103       222
Maximum Horizon Series     20       61        105       227


The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class D Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class D Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class D Shares of Each Series (as a percentage of average net assets):



                    Defensive  Blended Asset   Blended Asset   Maximum
                     Series 1   Series I 1      Series II 1     Horizon Series
1


Management Fees
(After Reduction
of Fees)            0.00%2     0.96%2          1.00%           0.65%2

Rule 12b-1 Fees 3   0.50%      0.50%           0.50%           0.50%

Other Expenses
(After Expense
Reimbursement)      1.00%2     0.24%2          0.15%           0.55%2

Total Operating
Expenses (After
Fee Reductions and
Expense
Reimbursements)     1.50%2     1.70%2          1.65%4          1.70%2


1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class D Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii)
      Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class D Shares            Defensive Blended Asset  Maximum Horizon
                          Series    Series I       Series


Management Fees...........0.80%     1.00%          1.00%
Rule 12b-1 Fees...........0.50%     0.50%          0.50%
Other Expenses............1.79%     0.24%          0.55%
Total Operating Expenses..3.09%     1.74%          2.05%


3 Of the Rule 12b-1 fees for the Class D shares, up to 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed 1.70%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class D Shares

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                        1 year  3 years 5 years 10 years


Defensive Series        $15     $47     $82      $179
Blended Asset Series I   17      54      92       201
Blended Asset Series II  17      52      90       195
Maximum Horizon Series   17      54      92       201



The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class E Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class E Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class E Shares of Each Series (as a percentage of average net assets):


                       Defensive Blended Asset  Blended Asset  Maximum
                       Series 1  Series I 1     Series II 1    Horizon Series 1


Management Fees (After
Reduction of Fees)     0.00%2    0.96%2         1.00%           0.65%2

Rule 12b-1 Fees 3      0.25%     0.25%          0.25%           0.25%

Other Expenses (After
Expense Reimbursement) 1.00%2    0.24%2         0.15%           0.55%2

Total Operating
Expenses (After Fee
Reductions and Expense
Reimbursements)        1.25%2    1.45%2         1.40%4          1.45%2






1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class E Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class E Shares             Defensive Blended Asset Maximum Horizon
                           Series    Series I      Series


Management Fees............0.80%     1.00%         1.00%
Rule 12b-1 Fees............0.25%     0.25%         0.25%
Other Expenses.............1.79%     0.24%         0.55%
Total Operating Expenses...2.84%     1.49%         1.80%


3 Of the Rule 12b-1 fees for the Class E Shares, up to 0.25% may represent shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed 1.45%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.



Example  - Class E Shares

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:



                        1 year 3 years  5 years   10 years

Defensive Series        $13    $ 40     $69       $151
Blended Asset Series I   15      46      79        174
Blended Asset Series II  14      44      77        168
Maximum Horizon Series   15      46      79        174






The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Class A Shares of the Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series (for a share outstanding throughout the period for the periods shown). The tables are part of the Series financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Deloitte & Touche LLP, the Funds independent accountants, audited the Funds financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Funds Class B, C, D and E Shares had not been introduced as of October 31, 1997 no financial highlights are presented for the Class B, C, D or E Shares of the Series. These tables should be read in conjunction with the Series financial statements and notes thereto.


DEFENSIVE SERIES - CLASS A SHARES



                                        For the Year    For the Year
                                        Ended           Ended
                                        10/31/97        10/31/96 1

Per share data (for a share outstanding
throughout the period):

Net asset value - Beginning of period   $10.29          $10.00

Income from investment operations:
   Net investment income                  0.42            0.35
   Net realized and unrealized gain
   on investments                         0.45            0.14

Total from investment operations          0.87            0.49

Less distributions to shareholders:
   From net investment income            (0.38)          (0.20)
   From net realized gain on investments (0.07)           ----

Total distribution to shareholders       (0.45)          (0.20)

Net asset value - End of period         $10.71          $10.29

Total return2                             8.74%           4.94%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                             1.00%           1.00%
    Net investment income*                4.45%           4.26%

Portfolio turnover                         60%             30%

Average commission rate paid            $0.0590         $0.0691

Net assets - End of period
(000's omitted)                         $1,764          $ 745

*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                   $ 0.27          $ 0.23

Ratios (to average net assets):
   Expenses                               2.59%           2.50%
   Net investment income                  2.86%           2.76%

1 The Series commenced operations on November 1, 1995.
2 Represents aggregate total return for the period indicated.

BLENDED ASSET SERIES I - CLASS A SHARES

                                                For the Year
                                                Ended
                                                10/31/97

Per share data (for a share outstanding
throughout each period):



Net asset value - Beginning of period           $11.20

Income from investment operations:
   Net investment income                          0.39
   Net realized and unrealized gain
   (loss) on investments                          1.01

Total from investment operations                  1.40

Less distributions to shareholders:
   From net investment income                    (0.44)
   In excess of net investment income              --
   From net realized gain on
   investments                                   (0.19)
   In excess of net realized gain                  --

Total distributions to shareholders              (0.63)

Net asset value - End of period                 $11.97

Total return1:                                   13.01%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                                     1.20%
    Net investment income*                        3.39%

Portfolio turnover                                  50%

Average commission rate paid 3                  $0.0418

Net assets - End of period (000's omitted)      $21,930

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                           $ 0.39
Ratios (to average net assets):
   Expenses                                       1.24%
   Net investment income                          3.35%

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                        For the Ten     For the Year
                                        Months Ended    Ended
                                        10/31/96 1      12/31/95

Per share data (for a share
outstanding throughout each period):


Net asset value - Beginning of period   $10.72          $ 9.72

Income from investment operations:
   Net investment income                  0.29            0.34
   Net realized and unrealized gain
   (loss) on investments                  0.31            1.70

Total from investment operations          0.60            2.04

Less distributions to shareholders:
   From net investment income            (0.09)           (0.34)
   In excess of net investment income      --            (0.01)
   From net realized gain on
   investments                           (0.03)          (0.69)
   In excess of net realized gain          --              --

Total distributions to shareholders      (0.12)          (1.04)

Net asset value - End of period          $11.20         $10.72

Total return1:                             5.64%         21.08%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                              1.20%2         1.20%
    Net investment income*                 3.69%2         3.64%

Portfolio turnover                           85%            72%

Average commission rate paid 3           $0.0515        $0.0689

Net assets - End of period
(000's omitted)                          $17,794        $ 9,518

*The investment advisor did not impose all or a portion of its management
fee and in some periods paid a portion of the Series' expenses.   If
these expenses had been incurred by the Series, and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                    $ 0.28         $ 0.31
Ratios (to average net assets):
   Expenses                                1.31%2         1.53%
   Net investment income                   3.58%2         3.31%

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

                                                For the Year
                                                Ended
                                                12/31/94
Per share data (for a share outstanding
throughout each period):



Net asset value - Beginning of period           $10.05

Income from investment operations:
   Net investment income                          0.20
   Net realized and unrealized gain
   (loss) on investments                        (0.28)

Total from investment operations                (0.08)

Less distributions to shareholders:
   From net investment income                   (0.20)
   In excess of net investment income             --
   From net realized gain on
   investments                                  (0.04)
   In excess of net realized gain               (0.01)

Total distributions to shareholders             (0.25)

Net asset value - End of period                 $ 9.72

Total return1:                                 (0.80%)

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                                   1.20%
    Net investment income*                      3.40%

Portfolio turnover                                45%

Average commission rate paid 3                    --

Net assets - End of period (000's omitted)     $4,519

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series'
expenses.   If these expenses had been incurred by the Series,
and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                          $  0.12
Ratios (to average net assets):
   Expenses                                       2.50%
   Net investment income                          2.10%



1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.



                                        For the Period
                                        9/15/93
                                        (commencement
                                        of operations)to
                                        12/31/93
Per share data (for a share outstanding
throughout each period):


Net asset value - Beginning of period   $10.00

Income from investment operations:
   Net investment income                  0.05
   Net realized and unrealized gain
   (loss) on investments                  0.04

Total from investment operations          0.09

Less distributions to shareholders:
   From net investment income            (0.04)
   In excess of net investment income      --
   From net realized gain on
   investments                             --
   In excess of net realized gain          --

Total distributions to shareholders      (0.04)

Net asset value - End of period          $10.05

Total return1:                             0.93%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                              1.20%2
    Net investment income*                 2.47%2

Portfolio turnover                            1%

Average commission rate paid 3               --

Net assets - End of period (000's omitted) $475

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series'
expenses.   If these expenses had been incurred by the Series,
and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                      $ 0.02
Ratios (to average net assets):
   Expenses                                  2.50%2
   Net investment income                     1.17%2

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

BLENDED ASSET SERIES II - CLASS A SHARES


                                                For the Year
                                                Ended
                                                10/31/97

Per share data (for a share outstanding
throughout each period):



Net asset value - Beginning of period           $13.04

Income from investment operations:
   Net investment income                          0.33
   Net realized and unrealized gain (loss)
   on investments                                 2.13

Total from investment operations                  2.46

Less distributions to shareholders:
   From net investment income                    (0.40)
   From net realized gain on investments         (0.41)

Total distributions to shareholders              (0.81)

Net asset value - End of period                 $14.69

Total return2                                    19.69%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses                                      1.15%
    Net investment income                         2.45%

Portfolio turnover                                  63%

Average commission rate paid 4                  $0.0436

Net assets - End of period (000's omitted)      $50,922

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                               N/A
Ratios (to average net assets):
   Expenses                                         N/A
   Net investment income                            N/A


1 Distribution from net investment income amounted to $0.0017 per share. 2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                                       For the Ten
                                                       Months Ended
                                                       12/31/96
Per share data (for a share outstanding throughout each period):



Net asset value - Beginning of period                  $11.95

Income from investment operations:
   Net investment income                                 0.23
   Net realized and unrealized gain (loss)
   on investments                                        0.96

Total from investment operations                         1.19

Less distributions to shareholders:
   From net investment income                           (0.04)
   From net realized gain on investments                (0.06)

Total distributions to shareholders                     (0.10)

Net asset value - End of period                        $13.04

Total return2                                           10.01%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses                                             1.20%3*
    Net investment income                                2.51%3*

Portfolio turnover                                         57%

Average commission rate paid 4                         $0.0524

Net assets - End of period (000's omitted)             $32,999

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                                 $ 0.23
Ratios (to average net assets):
   Expenses                                             1.22%2
   Net investment income                                2.49%2


1 Distribution from net investment income amounted to $0.0017 per share. 2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                                        For the Year
                                                        Ended
                                                        12/31/95

Per share data (for a share outstanding throughout each period):


Net asset value - Beginning of period                   $10.12

Income from investment operations:
   Net investment income                                  0.24
   Net realized and unrealized gain (loss)
   on investments                                         3.05

Total from investment operations                          3.29

Less distributions to shareholders:
   From net investment income                            (0.24)
   From net realized gain on investments                 (1.22)

Total distributions to shareholders                      (1.46)

Net asset value - End of period                         $11.95

Total return2                                            32.64%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses                                              1.20%*
    Net investment income                                 2.53%*

Portfolio turnover                                          63%

Average commission rate paid 4                           $0.0635

Net assets - End of period (000's omitted)               $20,519

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                                    $ 0.23
Ratios (to average net assets):
   Expenses                                                1.33%
   Net investment income                                   2.40%


1 Distribution from net investment income amounted to 0.0017 per share. 2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

                                                            For the
                                                            Period
                                                            10/12/93
                                           For the Year     (commencement
                                           Ended            of operations) to
                                           12/31/94         12/31/93

Per share data (for a share outstanding
throughout each period):



Net asset value - Beginning of period      $  9.98           $10.00

Income from investment operations:
   Net investment income                      0.11             0.01
   Net realized and unrealized gain
   (loss) on investments                      0.24            (0.03)

Total from investment operations              0.35            (0.02)

Less distributions to shareholders:
   From net investment income                (0.12)           (0.00)1
   From net realized gain on investments     (0.09)             --

Total distributions to shareholders          (0.21)           (0.00)

Net asset value - End of period            $10.12             $9.98

Total return2                                3.52%            (0.18%)

Ratios (to average net assets) /
Supplemental Data:
    Expenses                                 1.20%*            1.20%3*
    Net investment income                    2.12%*            1.94%3*

Portfolio turnover                             19%                0%

Average commission rate paid 4                 --                --

Net assets - End of period (000's omitted)  $7,214            $ 475

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                       $  0.05   $        0.01
Ratios (to average net assets):
   Expenses                                    2.31%           2.50%3
   Net investment income                       1.01%           0.64%3


1 Distribution from net investment income amounted to $0.0017 per share. 2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

MAXIMUM HORIZON SERIES - CLASS A SHARES




                                        For the Year    For the Year
                                        Ended           Ended
                                        10/31/97        10/31/96 1

Per share data (for a share outstanding
throughout the period):


Net asset value - Beginning of period   $11.38          $10.00

Income from investment operations:
   Net investment income                  0.10            0.15
   Net realized and unrealized gain
   on investments                         2.92            1.36

Total from investment operations          3.02            1.51

Less distributions to shareholders:
   From net investment income            (0.08)          (0.13)
   From net realized gains               (0.08)             --

Total distributions to shareholders      (0.16)          (0.13)

Net asset value - End of period          $14.24         $11.38

Total return2                             26.77%         15.21%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses*                              1.20%          1.20%
    Net investment income*                 0.94%          1.71%

Portfolio turnover                          115%            95%

Average commission rate paid              $0.0486       $0.0655

Net assets - End of period (000's omitted)$ 9,852       $ 1,574

*The investment advisor did not impose all or a portion of its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                      $  0.06      $  0.04

Ratios (to average net assets):
   Expenses                                   1.55%        2.50%
   Net investment income                      0.59%        0.41%

1 The Series commenced operations on November 1, 1995.
2 Represents aggregate total return for the period indicated.

The Fund

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series, each of which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of each Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the "Distributor").
Class  B,  C,  D  and  E    Shares    are    offered  only  through  financial
intermediaries which  provide  to  the    Fund    and  its  shareholders
varying levels of distribution and shareholder services as described under "Distribution of Fund Shares" below. Information regarding the Funds other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series are diversified funds.

Risk and Investment Objectives and Policies

Defensive Series

      The primary objective of the Defensive Series is preservation of capital (i.e., to minimize the risk of negative returns), with a secondary objective of long-term growth. Exeter Asset Management (the "Advisor") will seek to achieve this objective by using a conservative asset mix as well as
conservative  investment  strategies  within  those  asset  classes.    This
conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term "defensive". From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Defensive Series' investments fluctuate in value, the Series' shares will fluctuate in value. In pursuit of its primary objective, the Defensive Series will, under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than traditional common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Defensive Series will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Blended Asset Series I

        The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series Is investments fluctuate in value, the Blended Assets Series I shares will fluctuate in value. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable. In this process the Advisor will work to try to dampen the year-to-year swings in the market value in order to generate a more stable rate of growth for this portfolio relative to an investment in the general stock market. There is no assurance that the Blended Asset Series I will attain its objective.

        The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Blended Asset Series II

          The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective of the Blended Asset Series II is the preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series IIs investments fluctuate in value, the Blended Asset Series II shares will fluctuate in value. In pursuit of its primary objective, the Blended Asset Series II will often invest more than 50% in common stocks, and securities convertible into common stocks, of companies the Advisor believes have long-term growth potential. However, in light of the secondary objective of the Blended Asset Series II, it may, even under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Blended Asset Series II will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Maximum Horizon Series

        The primary objective of Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market. The Advisor will normally concentrate the investments of the Series in common stocks, but may also utilize income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of
market  and  economic  conditions.    Because  the  Maximum  Horizon  Series
investments fluctuate in value, the shares of the Series will also fluctuate in value. There is no assurance that the Maximum Horizon Series will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

General

         In pursuit of their investment objectives, the Series may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. None of the Series intends to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential to benefit from movement in the stock price. There will be no minimum rating standards for the debt aspects of such securities. Convertible bonds purchased by a Series may be subject to the risk of being called by the issuer.

      The debt securities in which each Series may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. Each Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc.("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risk and Additional Information about Investment Policies-High Yield Debt Securities."

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody's, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

          In addition, each of the Series may, to varying degrees, use certain techniques and strategies discussed below under Risk and Additional Information about Investment Policies.

        It is anticipated that the long-term average annual portfolio turnover rate for each Series will not exceed 100%; however, there may be times that the Advisor will sell securities depending on market conditions and opportunities, and the portfolio turnover rate for each Series may reach higher levels. Higher portfolio turnover may increase the distributions which a Series is required to make to shareholders, and therefore lead to higher tax liability for shareholders with taxable accounts (see "Dividends and Tax
Status"). Higher levels of portfolio turnover will also lead to higher trading costs, which are reflected in each Series operating expenses (see "Financial Highlights" and "Management").

Risk and Additional Information about Investment Policies

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. Unless otherwise noted, these policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

Foreign Securities

          Each Series may invest up to 25% of its assets in foreign securities which are not publicly traded in the United States. Each Series will invest no more than 25% of its assets in securities issued by any one foreign government. Each Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Each Series' restrictions on investment in foreign securities are fundamental policies that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

       With respect to the bond investments within each portfolio, each Series generally emphasizes investments in U.S. Government securities and companies domiciled in the United States; however, it may invest up to 25% of its assets in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

Repurchase Agreements

          Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from various financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the sellers agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

Securities Lending

          Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in liquid securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

U.S. Government Securities

          Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies right to borrow from the U.S. Treasury. The issues of other agencies (e.g., Fannie Mae) are supported only by the credit of the agency.

Short Sales

       Each Series may within limits engage in short sales "against the box."
A  short  sale   is  the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

Forward Commitments or Purchases on a When-Issued Basis

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a segregated account with its custodian consisting of liquid assets in an amount at least equal to the purchase price.

Interest Rate Risk

         The value of the fixed income securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Mortgage-Backed Securities

        Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage
Corporation.   Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities value, which is likely to vary inversely with fluctuations in interest rates.

        Mortgage-backed securities are in most cases pass-through instruments, through which the holder receives a share of all interest and principal
payments  from  the  mortgages  underlying  the  certificate.    Because  the
prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

High Yield Debt Securities

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuers credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisors own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings.

Zero-Coupon Bonds

       Some of the securities in which the Series invest may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments

        Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Hedging Techniques

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series portfolios, i.e., to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered basis", i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money."

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

Futures Contracts

         Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Series may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under the Commodity Futures Trading Commission (CFTC) rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid securities in a segregated account with its custodian in the amount prescribed.

        A Series' successful use of futures contracts depends on the Advisor's ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily price limits based on the amount of the previous days settlement price. These daily limits may restrict the Series ability to repurchase or sell certain futures contracts on any particular day.

Forward Foreign Currency Exchange Contracts

     A Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

Currency Futures Contracts and Options on Futures Contracts

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Each Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio.

Foreign Currency Options

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

Risks Associated with Hedging Strategies

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

Principal Investment Restrictions

          Each Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series outstanding shares.

          Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

       None of the Series may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

          None of the Series may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities).

       None of the Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

     Each of the Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

          The Defensive Series and the Maximum Horizon Series may both invest assets in securities of any other open-end investment company (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

     None of the Series may make loans, but each may invest in debt securities and repurchase agreements and may engage in securities lending.

         Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

Management

        The overall business and affairs of the Fund are managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the "Advisor") a division of Manning & Napier Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and
institutions.    For  its services to the Series under its investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .80% for the Defensive Series and 1.00% for the Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Series' daily net assets. In addition, the Advisor is separately compensated for acting as transfer agent (the "Transfer Agent") for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Distribution of Fund Shares

          Manning & Napier Investor Services, Inc. (the "Distributor") acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder servicing fees. Class B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services ("Financial Intermediaries").

     The Distributor receives distribution and services fees, at the rates set forth below, for providing distribution and/or shareholder services to the
Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements ("Servicing Agreements") with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

      As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares' average daily net assets and a shareholder servicing
fee equal to .25% of the  Class  B  Shares'  average  daily  net  assets.   As
compensation for providing distribution and shareholder services for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares' average daily net assets.
As compensation for providing distribution and shareholders service for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares'average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class. As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

        Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.

    The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

Yield and Total Return

      From time-to-time each Series may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The respective performance figures for the Classes will differ because of the different distribution and/or shareholder services fees charged to Class B, C,
 D and E Shares.

        The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized
for all stock and bond mutual funds.   However, these methods differ from the
accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

Purchases, Exchanges and Redemptions of Shares

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

 Purchases

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic
Investment Plan" below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

     The Advisor will not accept securities in exchange for shares of a Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Funds Board of Directors.

Automatic Investment Plan

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

Exchanges between Series

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in an account for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other Series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month
period  without  charge.    Subsequent exchanges are subject to a fee of $15.
Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

Redemptions

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashiers checks) or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or draft has cleared.

          Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information about Purchases and Redemptions

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption order on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

Share Price

     The share price or "net asset value" per share of each class of each Series is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each Class of a Series is determined by dividing the total value of its investments and other assets that are allocated  to  that  Class,  less  any  liabilities that are allocated to that
Class, by the Class's  total  outstanding  shares.   The value of the Serie's
portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

Dividends and Tax Status

Taxes

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and these Series are not managed with respect to tax outcomes for their shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status

        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of Distributions

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemptions checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Serie's earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

       A sale, exchange or redemption of a Series's shares generally is a taxable transaction to the shareholder.

General Information

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. As of February 2, 1998, National Financial Services Corporation, FBO Customers, 200 Liberty Street, New York, NY 10281-1003 owned 40.27% of the Defensive Series and 63.53% of the Maximum Horizon Series, and would be deemed under the 1940 Act to be a controlling person of each such Series.

     Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Series' Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. As a result of each class' differing Rule 12b-1 distribution and shareholder services plan, shares of different classes of the same Series may have different net asset values per share.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Funds shareholders will vote in the aggregate and not by Series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

        All securities and cash are held by the custodian, Boston Safe Deposit and Trust Company. Deloitte & Touche, LLP serves as independent accountants for the Series and will audit their financial statements annually.

           Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                 APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

       Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

        PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.
        -     High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.